Available-for-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) - USD ($) $ in Thousands	Sep. 30, 2022	Sep. 30, 2021
Debt Securities, Available-for-sale, Fair Value, Fiscal Year Maturity [Abstract]
Due within one year	$ 285,671
1 to 2 years	59,726
2 to 3 years	85,794
3 to 4 years	67,113
Thereafter	12,661
Total	$ 510,965	$ 465,553